IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
         COLLATERAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.


                                  EXHIBIT 99


                            COLLATERAL TERM SHEETS

                                      for

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         Commercial Mortgage Pass-Through Certificates, Series 1998-C2

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